UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

LISATA THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33650	22-2343568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Allen Road, Second Floor, Basking Ridge, NJ 07920
(Address of Principal Executive Offices)(Zip Code)

(908) 842-0100
Registrant's Telephone Number

Caladrius Biosciences, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LSTA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On September 15, 2022, Lisata Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the merger of CS Cedar Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company with and into Cend Therapeutics, Inc. (“Cend”), with Cend continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger. On October 4, 2022, the Company filed Amendment No. 1 to the Initial Form 8-K to provide certain historical financial information of Cend and unaudited pro forma condensed combined financial information of the Company after giving pro forma effect to the Merger as required by Items 9.01(a) and 9.01(b) of Form 8-K. The Company is filing this Amendment No. 2 to the Initial Form 8-K to file the audited financial statements of Cend as of December 31, 2021 and 2020 and for the years then ended and the consent of Cend’s independent registered public accounting firm as exhibits to the Initial Form 8-K. No other changes have been made to the Initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements

The audited financial statements of Cend as of December 31, 2021 and 2020 and for the years then ended as required by Item 9.01(a) are attached as Exhibit 99.1 and are incorporated herein by reference.

(d)    Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Withum Smith+Brown, PC, independent registered public accounting firm

99.1
Audited financial statements of Cend as of December 31, 2021 and 2020 and for the years then ended (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-265638), initially filed on June 15, 2022 by Lisata Therapeutics, Inc. (formerly Caladrius Biosciences, Inc.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LISATA THERAPEUTICS, INC.

By:	/s/ David J. Mazzo, PhD
Name:	David J. Mazzo, PhD
Title:	Chief Executive Officer

Dated: October 14, 2022